UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2005

COMMERCE ENERGY GROUP, INC.

(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

600 Anton Blvd., Suite 2000
Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 258-0470

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 7.01. Regulation FD Disclosure

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Commerce Energy Group, Inc. (the “Company”) on January 12, 2005, Peter Weigand, President of the Company, and Richard Boughrum, Senior Vice President and Chief Financial Officer of the Company, will make a presentation to stockholders. A copy of the slides accompanying management’s presentation at the Annual Meeting is attached as Exhibit 99.1 to this report and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Presentation slides dated January 12, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation
Date: January 12, 2005	By:	/s/ RICHARD L. BOUGHRUM

	Name:	Richard L. Boughrum
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation slides dated January 12, 2005.